AMENDMENT TO MASTER LOAN AND SECURITY AGREEMENT

THIS AMENDMENT TO MASTER LOAN AND SECURITY AGREEMENT (“Amendment”) made this 29th day of March, 2007 by and among SUNTRUST BANK, with its principle banking office located at 200 S. Orange Avenue, Orlando, Florida 32801 (“Bank”), and CONSOLIDATED-TOMOKA LAND CO., a Florida corporation (“Borrower”).

RECITALS

  Borrower and Bank entered into a Master Loan and Security Agreement, dated July 1, 2002 (“Loan Agreement”).

  The Loan Agreement was executed as part of the loan documents evidencing the Bank’s Eight Million ($8,000,000.00) Dollar loan to Borrower, and as further evidenced by the SunTrust Promissory Note, dated July 1, 2002 in the original principal amount of Eight Million ($8,000,000.00) Dollars, (“Note”) executed by Borrower.

  The parties desire to amend certain terms and provisions of the Loan Agreement as more particularly set forth below.

  Unless and except as expressly modified herein, the capitalized terms and defined terms utilized and set forth herein shall have the means and definitions ascribed to them in the Loan Agreement.

NOW, THEREFORE, for the sum of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto agree as follows:

1.  Recitals. The above recitals are true and correct and are expressly incorporated herein.

2.  Definitions. Section 1.1 is hereby modified to delete the following sub-paragraphs: (f), (i), (k), (n), (o), (p), (q), (u), (x), (z), (bb), (cc), (dd), (ee), (ff), (gg), (hh). Sub-Paragraph 1.1 (j) is hereby restated in its entirety to provide as follows:

Loan Documents shall mean this Agreement, the Note, Assignment of Loan Documents, as well as any other documents, instruments or agreements executed in connection with the transactions contemplated herein.

3.  Annual Reports. Section 2.1, Sub-Paragraph (12) is hereby restated as follows:

The Borrower shall furnish to Bank, within ninety (90) days after the end of each fiscal year, a profit loss statement, reconciliation of surplus statement of the Borrower for each fiscal year, and a balance sheet at the end of such year, audited by independent, certified public accountants of recognized standing, selected by Borrower and satisfactory to Bank. Tax returns shall be furnished within thirty (30) days from the date of filing with the United States Treasury Department. Borrower shall provide annual reports as required herein beginning with the calendar year 2007. All reports shall be prepared in accordance with generally accepted accounting standards and certified by the Chief Financial Officer of the Borrower as being true and accurate.

4.  Loan Security. Section 2.1 Sub-Paragraph 13 of the Loan Agreement is hereby deleted in its entirety.

5.  Security and Cross-Default. Section 2.2 is hereby deleted and restated to provide as follows:

2.2.1 Security: As security for the payment of the Note described in paragraph 2.1 and all substitutions, renewals or extensions thereof, the Borrower assigns, pledges and grants to Bank a security interest in the following:

a.) All collateral security documents assigned to Bank referenced in the attached Assignment of Loan Documents except the mortgage and collateral loan documents released pursuant to that certain Release and Satisfaction of Mortgage and Collateral executed by Bank contemporaneously herewith;

b.) The Rate Swap Agreement executed by Borrower;

c.) The Permanent Mortgage Loan Commitment issued to Borrower by Bank for this transaction. The Loan Commitment shall survive the closing and all terms and conditions of said Loan Commitment as amended and modified shall remain fully binding obligations of all parties after closing.

All of the foregoing shall be collectively referred to as "Collateral".

2.2.2 Borrower's Agreement Regarding Cross Default. This Agreement and Note are made and issued in conjunction with other credit commitments and loans to the Borrower from Bank. A default under this Agreement and/or the Note shall constitute a default under all commitments and loans issued to Borrower by Bank. A default under any other commitment or loan documents (i.e., Notes, Mortgages, UCC-1's Assignments of Rent, Loan Agreements, etc.) by Borrower regarding a loan transaction between Borrower and Bank shall be deemed a default in the Note and this Agreement. A default in the terms and conditions that certain Modified and Additional Advance Promissory Note dated of even date herewith, in the principal amount of Twenty Million ($20,000,000.00) Dollars, Master Loan and Security Agreement, dated March 31, 2002, as modified by the Amendment to Master Loan and Security Agreement, dated August 15, 2003 and that certain Second Amendment to Master Loan and Security Agreement, dated of even date herewith, shall be deemed a default in the terms of this Agreement and the Note.

A default in any one is a default in all and Bank shall have any and all remedies as provided in any and all of the foregoing referenced documents and/or agreements.

6.  Authorization of Borrower. Section 3.2, Sub-Paragraph (c) is hereby deleted in its entirety.

7.  Priority of Security Interest. Section 3.8 of the Loan Agreement is hereby deleted in its entirety.

8.  Affirmative Covenants. Sections 5.1, 5.2, 5.3 and Section 5.4, of the Loan Agreement are hereby deleted.

9.  Default. Sub-Paragraph 7.1 (f) is restated in its entirety to provide:

(f) Default be made in the Loan Documents.

Section 7.2 of the Loan Agreement is hereby deleted.

10.  Negative Covenants. Section 8.1 through 8.6, inclusive of the Loan Agreement are deleted and Section 8.1 is restated as follows:

8.1 Indebtedness. Without the prior written consent of the Bank, granted or withheld in its sole discretion, Borrower shall not, in any single fiscal year, incur, create, assume, or add any additional indebtedness or liability in an amount which exceeds One Million ($1,000,000.00) Dollars in the aggregate (“Annual New Indebtedness Limitation”). For the purposes of calculating the Annual New Indebtedness Limitation, the aggregate debt amount, shall not include, for the sole purposes of this Section, indebtedness which is non-recourse to the Borrower, or indebtedness assumed by Borrower in the acquisition of real property to be held by Borrower for investment purposes.

11.  Cross Termination. This Agreement and the Note are made and issued in conjunction with a Twenty Million ($20,000,000.00) Dollar loan facility (“$20,000,000.00 Loan Facility”) as evidenced by a Modified and Additional Advance Promissory Note, in the original principal amount of Twenty Million ($20,000,000.00) Dollars, dated March 29, 2007, executed by Borrower in favor of Bank (“$20,000,000.00 Note”). In the event of the payment and satisfaction of the $20,000,000.00 Note by Borrower, which payment and satisfaction shall be deemed to be a termination of the $20,000,000.00 Loan Facility, then the entire amount due to Bank from Borrower pursuant to the Note, shall immediately be due and payable.

12.  Reaffirmation. Borrower agrees, stipulates and confirms that the loan documents, including this Amendment and the Note are valid, binding and enforceful in accordance with their respective terms, and nothing herein contained shall invalidate, mitigate or offset the Borrower’s obligation to pay the indebtedness evidenced by the Note or to perform the obligations set forth in the Loan Agreement, as herein modified.

13.  Miscellaneous. Except as expressly provided for herein, all other terms and provisions of the Loan Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date shown below the signature of each.

WITNESSES: /s/ Devon Dorato Witness Signature Printed Name: Devon Dorato /s/ Matthew Vaughn Witness Signature Printed Name: Matthew Vaughn	BANK: SUNTRUST BANK By: /s/ Stephen L. Leister Name: Stephen L. Leister Title: First Vice President Signature Date: March 29, 2007___

WITNESSES: /s/ Devon Dorato Witness Signature Printed Name: Devon Dorato /s/ Matthew Vaughn Witness Signature Printed Name: Matthew Vaughn
BORROWER:

CONSOLIDATED-TOMOKA LAND CO., a Florida corporation

By: /s/ Bruce W. Teeters
Name: Bruce W. Teeters
Title: Sr. Vice President and Chief Financial Officer

Signature Date: March 29, 2007_______